Income Taxes (Notes)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

EFH Corp. files a US federal income tax return that includes the results of EFCH, EFIH, Oncor Holdings and TCEH. Oncor is a partnership for US federal income tax purposes and is not a corporate member of the EFH Corp. consolidated group.

EFH Corp. and certain of its subsidiaries (including EFCH, EFIH, and TCEH, but not including Oncor Holdings and Oncor) are parties to a Federal and State Income Tax Allocation Agreement, which provides, among other things, that any corporate member or disregarded entity in the EFH Corp. group is required to make payments to EFH Corp. in an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. The Plan of Reorganization provides that the Debtors will reject this agreement at the effective time of the Plan of Reorganization. Under the Settlement Agreement, no further cash payments will be made in respect of federal income taxes. However, solely for accounting purposes, the EFH Corp. group continues to allocate federal income taxes among the entities that are parties to the Federal and State Income Tax Allocation Agreement. The Settlement Agreement did not alter the allocation and payment for state income taxes, which will continue to be settled.

EFH Corp., Oncor Holdings, Oncor and Oncor's minority investor are parties to a separate Federal and State Income Tax Allocation Agreement, which governs the computation of federal income tax liability among such parties, and similarly provides, among other things, that each of Oncor Holdings and Oncor will pay EFH Corp. its share of an amount calculated to approximate the amount of tax liability such entity would have owed if it filed a separate corporate tax return. The Settlement Agreement had no impact on the tax sharing agreement among EFH, Oncor Holdings and Oncor. Accordingly, EFIH's income tax expense and related balance sheet amounts are recorded as if EFIH files its own corporate income tax returns. Deferred income taxes are provided for temporary differences between the book and tax basis of assets and liabilities as required under accounting rules. Income tax assets and liabilities related to pushed down debt are settled as membership interests transactions.

In evaluating EFIH's ability to utilize its deferred tax assets related to its net operating losses, EFIH considers all available positive and negative information, including scheduled reversals of deferred tax liabilities, taxable income, tax-planning strategies, and results of operations. In 2014, due to the uncertainty of the ultimate recovery by EFIH of the benefit of its NOLs, a valuation allowance of $72 million had been recorded on EFIH’s net deferred tax assets. As of December 31, 2015 that valuation allowance totaled $497 million. During 2015, increases in the NOLs required an increase in the valuation allowance by approximately $425 million, of which $203 million decreased the income tax benefit and $222 million decreased membership interests.

The components of EFIH's income tax benefit are as follows:

	Year Ended December 31,
	2015	2014	2013
Current:
US Federal	$(88)	$(104)	$(115)
State	—	—	1
Total current	(88)	(104)	(114)
Deferred:
US Federal	—	(52)	(55)
State	—	1	—
Total deferred	—	(51)	(55)
Total	$(88)	$(155)	$(169)

Reconciliation of income taxes computed at the US federal statutory rate to income tax benefit recorded is as follows:

	Year Ended December 31,
	2015	2014	2013
Loss before income taxes and equity in earnings of unconsolidated subsidiaries	$(721)	$(858)	$(606)
Income taxes at the US federal statutory rate of 35%	(252)	(300)	(212)
Nondeductible reserve for tax receivable from EFH Corp.	(82)	43	38
Nondeductible debt restructuring costs	43	28	—
Valuation allowance (a)	203	72	—
Other	—	2	5
Income tax benefit	$(88)	$(155)	$(169)
Effective tax rate	12.2%	18.1%	27.9%

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(a)
$222 million of the increase in the valuation allowance related to the elimination of affiliate debt and was allocated to membership interests consistent with the classification of investment in affiliate debt. (See Note 11).

Deferred Income Tax Balances

Deferred income taxes provided for temporary differences based on tax laws in effect at December 31, 2015 and 2014 are as follows:

	December 31,
	2015	2014
	Total Noncurrent (a)	Total	Current	Noncurrent
Deferred Income Tax Assets:
Net operating loss (NOL) carryforwards	$662	$232	$—	$232
Debt extinguishment gains (Note 8)	7	30	—	30
Other	1	2	—	2
Total	670	264	—	264
Deferred Income Tax Liabilities:
Debt extinguishment gains related to pushed down debt of EFH Corp. (Note 8)	—	80	26	54
Accrued interest	173	106	—	106
Debt fair value discount	—	6	—	6
Total	173	192	26	166
Valuation Allowance	497	72	—	72
Net Accumulated Deferred Income Tax (Asset) Liability	$—	$—	$26	$(26)

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(a)	Reflects adoption of ASU 2015-17, Balance Sheet Classification of Deferred Taxes. See Note 1.

At December 31, 2015, EFIH had $1.89 billion in net operating loss (NOL) carryforwards for federal income tax purposes that will expire between 2034 and 2035. EFIH believes that it is more likely than not that the benefit from the NOLs will not be realized. In recognition of this risk, EFIH has recorded a cumulative valuation allowance of $497 million on the net deferred tax assets at December 31, 2015. If EFIH's assumptions change and it determines it will be able to realize these NOLs, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets would be recorded to income tax benefit. See Note 2 for discussion of the Settlement Agreement.

Under the Federal and State Income Tax Allocation Agreement, EFIH had recorded current income tax receivables from EFH Corp., which totaled $173 million and $125 million at December 31, 2015 and 2014, respectively. See Note 4 for discussion of the reserve recorded against the income tax receivable.